UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2024

APX Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41125	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

714 Westview Avenue

Nashville, TN 37205

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 465-5882

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one-half of one Redeemable Warrant	APXIU	The NASDAQ Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	APXI	The NASDAQ Stock Market LLC
Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	APXIW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On March 26, 2024, APX Acquisition Corp. I, a Cayman Islands exempted company (the “Company”) issued a press release announcing the execution of the Business Combination Agreement, dated March 25, 2024, by and among the Company, OmnigenicsAI Corp, a Cayman Islands exempted company (“OmnigenicsAI”), Merger Sub Limited, a Cayman Islands exempted company and a direct wholly-owned subsidiary of the Company (“Merger Sub”) and MultiplAI Health Ltd, a private limited company formed under the laws of England and Wales (“MultiplAI”), which provides for a proposed business combination through a series of related transactions (collectively, the “Business Combination”). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The foregoing (including the information presented in Exhibit 99.1 hereto) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act. The submission of the information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1 hereto that is provided solely in connection with Regulation FD.

Item 8.01 Other Events.

The disclosure set forth above in Item 7.01 of this Current Report on Form 8-K is incorporated by reference herein.

Important Information about the Proposed Business Combination and Where to Find It

This communication relates to the proposed Business Combination involving the Company, OmnigenicsAI, Merger Sub and MultiplAI. In connection with the proposed business combination, the Company and MultiplAI will become subsidiaries of OmnigenicsAI, which will be the going-forward public company.

A full description of the terms of the Business Combination will be provided in a registration statement on Form F-4 (the “registration statement”) to be filed with the Securities and Exchange Commission (the “SEC”) by OmnigenicsAI that will include a prospectus with respect to OmnigenicsAI’s securities to be issued in connection with the transaction and a proxy statement with respect to the extraordinary general meeting of the shareholders of the Company to vote on the transaction (the “proxy statement/prospectus”). OmnigenicsAI and the Company urge investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/ prospectus, as well as other documents filed with the SEC, because these documents will contain important information about OmnigenicsAI, the Company and the transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of the Company as of a record date to be established for voting on the Business Combination. Once available, shareholders will also be able to obtain a copy of the registration statement on Form F-4—including the proxy statement/prospectus, and other documents filed with the SEC without charge—by directing a request to: OmnigenicsAI, at 89 Nexus Way Camana Bay Grand Cayman, KYI-9009, Cayman Islands, and APx Acquisition Corp. I at 714 Westview Avenue, Nashville, TN 37205, United States. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

OmnigenicsAI, MultiplAI, the Company, and their respective directors, executive officers, other members of management, and employees may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed Business Combination. A list of the names of the Company’s directors and executive officers and a description of their interests in the Company is contained in the Company’s filings with the SEC, including the Company’s final prospectus relating to its initial public offering, which was filed with the SEC on

December 6, 2021, and its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on April 8, 2023, are each available free of charge at the SEC’s website at https://www.sec.gov. Additional information regarding the interests of such participants and any other persons who may, under SEC rules, be deemed to be participants in the solicitation of the Company’s shareholders in connection with the proposed Business Combination will be set forth in the registration statement when available. A list of the names of such participants and information regarding their direct or indirect interests in the proposed Business Combination will be contained in the registration when available. You may obtain free copies of these documents, when available, from the sources indicated above.

Forward-Looking Statements

Certain statements made in this current report are “forward looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. When used in this current report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “could,” “continue,” “might,” “outlook,” “possible,” “potential,” “predict,” “scheduled,” “should,” “would,” “target,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are not statements of historical matters but are instead expressions that indicate future events or trends and that intended to identify forward-looking statements, although the absence of these words does not mean that a statement is not forward-looking. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Actual results are difficult or impossible to predict. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s, OmnigenicsAI’s or MultiplAI’s control, that could cause actual results or outcomes to differ materially from assumptions and from the results or outcomes predicted in the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Although the Company, OmnigenicsAI and MultiplAI believe that their respective plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, none of the Company, OmnigenicsAI and MultiplAI can assure you that any of them will achieve or realize these plans, intentions, or expectations. Important factors, among others, that may affect actual results or outcomes include (i) the occurrence of any event, change, or other circumstances that could give rise to the inability to complete the proposed Business Combination in a timely manner or at all (including due to the failure to receive required shareholder approvals, failure to receive any other necessary approvals or the failure of other closing conditions); (ii) the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition and the ability of OmnigenicsAI and MultiplAI to grow and manage growth profitably, maintain key relationships, and retain its management and key employees; (iii) the inability to obtain or maintain the listing of OmnigenicsAI’s shares on Nasdaq following the Business Combination; (iv) costs related to the proposed Business Combination; (v) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (vi) the Company’s, OmnigenicsAI’s and MultiplAI’s ability to manage growth and execute business plans and meet projections; (vii) changes to the proposed structure of the proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed Business Combination; (viii) the outcome of any potential litigation involving the Company, OmnigenicsAI or MultiplAI; (ix) changes in applicable laws or regulations; (x) failure of the Company, OmnigenicsAI or MultiplAI to comply with laws and regulations applicable to the Company’s, OmnigenicsAI’s or MultiplAI’s businesses; (xi) the Company, OmnigenicsAI and MultiplAI estimates of expenses and profitability; (xii) assumptions regarding redemptions by the Company’s shareholders; (xiii) changes in the competitive environment affecting OmnigenicsAI’s or MultiplAI’s businesses; (xiv) the impact of pricing pressure and erosion on OmnigenicsAI’s or MultiplAI’s businesses; (xv) the failure to obtain additional capital on acceptable terms; (xvi) the failure of OmnigenicsAI or MultiplAI to respond to fluctuations in foreign currency exchange rates; (xvii) any downturn or volatility general economic and market conditions impacting demand for OmnigenicsAI’s or MultiplAI’s services; (xviii) OmnigenicsAI’s and MultiplAI’s estimates of its financial performance; and (xix) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the proposed Business Combination, including those under “Risk Factors” therein, and in the Company’s and OmnigenicsAI’s other filings with the SEC.

There may be additional risks that none of the Company, OmnigenicsAI or MultiplAI presently knows or that the Company, OmnigenicsAI or MultiplAI currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements reflect the Company’s, OmnigenicsAI’s or MultiplAI’s expectations, plans, or forecasts of future events and views of the date of this current report. The Company, OmnigenicsAI and MultiplAI anticipate that subsequent events will cause the Company’s, OmnigenicsAI’s and MultiplAI’s respective assessments to change. Forward-looking statements speak only as of the date they are made, and none of the Company, OmnigenicsAI and MultiplAI undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. None of the Company, OmnigenicsAI and MultiplAI give any assurance that any of the Company, OmnigenicsAI or MultiplAI will achieve expectations.

No Offer or Solicitation

This current report does not constitute a solicitation of a vote or a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This current report also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

99.1	Press Release

104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APX ACQUISITION CORP. I

Dated: March 26, 2024	By:	/s/ Kyle Bransfield
	Name:	Kyle Bransfield
	Title:	Chief Executive Officer